UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2010

CONTINENTAL AIRLINES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-10323	74-2099724
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Smith Street, Dept. HQSEO Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 324-2950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On October 1, 2010, Continental Airlines, Inc. (the “Company”) became a wholly-owned subsidiary of United Continental Holdings, Inc. (formerly UAL Corporation and referred to herein as “UAL”), as a result of the merger of JT Merger Sub Inc. (“Merger Sub”), a wholly-owned subsidiary of UAL, with and into the Company (the “Merger”). In connection with the Merger, UAL changed its name to United Continental Holdings, Inc. to reflect that both United Air Lines, Inc. (“United”) and the Company are its wholly-owned subsidiaries. The Merger was effected pursuant to an Agreement and Plan of Merger dated as of May 2, 2010, entered into by and among the Company, UAL and Merger Sub (the “Merger Agreement”).

Item 1.01. Entry into a Material Definitive Agreement

On October 1, 2010, concurrent with the completion of the Merger, the Company and UAL entered into:

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the first supplemental indenture with The Bank of New York Mellon Trust Company, N.A., as trustee (the “5% Convertible Notes First Supplemental Indenture”), to the indenture governing Continental’s 5% Convertible Notes due 2023 (the “5% Convertible Notes”);

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the first supplemental indenture with Wilmington Trust Company, as trustee (the “6% Convertible Debentures First Supplemental Indenture”), to the indenture governing Continental’s 6% Convertible Junior Subordinated Debentures due 2030 (the “6% Convertible Debentures”); and

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the fourth supplemental indenture with The Bank of New York Mellon Trust Company, N.A., as trustee (the “4.5% Convertible Notes Fourth Supplemental Indenture” and, together with the 5% Convertible Notes First Supplemental Indenture and the 6% Convertible Debentures First Supplemental Indenture, the “Supplemental Indentures”), to the indenture governing Continental’s 4.5% Convertible Notes due 2015 (the “4.5% Convertible Notes” and, together with the 5% Convertible Notes and the 6% Convertible Debentures, the “Continental Convertible Securities”).

Pursuant to the Supplemental Indentures, each series of Continental Convertible Securities became convertible into shares of common stock, par value $0.01, of UAL (“UAL Common Stock”), in lieu of Class B common stock, par value $0.01, of the Company (“Company Common Stock”) as set forth in the applicable Supplemental Indenture. The description of the Supplemental Indentures contained herein does not purport to be complete and is qualified in its entirety by reference to the 5% Convertible Notes First Supplemental Indenture, the 6% Convertible Debentures First Supplemental Indenture and the 4.5% Convertible Notes Fourth Supplemental Indenture, which are filed as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, hereto and are incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, the Company has notified the New York Stock Exchange (the “NYSE”) that each outstanding share of Company Common Stock was converted in the Merger into the right to receive UAL Common Stock and requested on September 30, 2010 that the NYSE file a notification of removal from listing on Form 25 with the Securities and Exchange Commission (the “Commission”) with respect to the Company Common Stock.

Item 3.03. Material Modification to Rights of Security Holders.

Pursuant to the Merger Agreement, each outstanding share of Company Common Stock was converted in the Merger into the right to receive 1.05 fully paid and nonassessable shares of UAL Common Stock with any fractional shares to be paid in cash. As of the effective time of the Merger, holders of Company Common Stock immediately prior to the effective time of the Merger ceased to have any rights as stockholders of the Company (other than their right to receive merger consideration).

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on May 3, 2010 and is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

As a result of the Merger, a change of control of the Company occurred and the Company became a wholly-owned subsidiary of UAL. See the disclosure regarding the Merger and the Merger Agreement under Item 2.03 above for additional information.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors and Officers of Continental

As of the effective time of the Merger, each of Kirbyjon H. Caldwell, Carolyn Corvi, Henry L. Meyer III, Oscar Munoz, Laurence E. Simmons, Karen Hastie Williams, Ronald B. Woodard and Charles A. Yamarone, who were members of the Board of Directors of the Company prior to the Merger, ceased to be directors of the Company. Jeffery A. Smisek will continue to serve as a director of the Company, along with Zane C. Rowe, Peter D. McDonald and James E. Compton, who were elected as directors of the Company following the completion of the Merger.

Following the completion of the Merger, Mr. Smisek continued as Chairman, President and Chief Executive Officer, Mr. Compton continued as Executive Vice President and Chief Revenue Officer, Mr. Rowe continued as Executive Vice President and Chief Financial Officer and Chris T. Kenny continued as Vice President, Controller and principal accounting officer. In addition, upon the completion of the Merger, Mr. McDonald was appointed as Executive Vice President and Chief Operations Officer of the Company. Following the completion of the Merger, each of these individuals also serves as an officer of UAL in an identical position. For biographical and compensation-related information regarding these individuals, please see Item 5.02 of the Current Report on Form 8-K of UAL filed on the date hereof.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In accordance with the provisions of the Merger Agreement, at the effective time of the Merger, the certificate of incorporation of the Company was amended and restated to read in the form attached hereto as Exhibit 3.1. In addition, the bylaws of the Company were amended and restated at the effective time of the Merger to be the same as the bylaws of the Merger Sub as in effect immediately prior to the effective time of the Merger, which are attached hereto as Exhibit 3.2.

The disclosures contained in this Item 5.03 do not purport to be a complete description of the amended and restated certificate of incorporation and amended and restated bylaws of the Company and are qualified in their entirety by reference to the amended and restated certificate of incorporation and amended and restated bylaws of the Company, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, hereto and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger among UAL Corporation, Continental Airlines, Inc. and JT Merger Sub Inc., dated as of May 2, 2010 (incorporated by reference to Exhibit 2.1 to Continental Airlines, Inc.’s Current Report on Form 8-K filed on May 3, 2010).
3.1	Amended and Restated Certificate of Incorporation of Continental Airlines, Inc.
3.2	Amended and Restated Bylaws of Continental Airlines, Inc.

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Exhibit No.	Description
4.1	First Supplemental Indenture dated as of October 1, 2010, by and among Continental Airlines, Inc., United Continental Holdings, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee, with respect to the Indenture, dated as of June 10, 2003, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to Bank One, N.A.), as trustee.
4.2	First Supplemental Indenture dated as of October 1, 2010, by and among Continental Airlines, Inc., United Continental Holdings, Inc. and Wilmington Trust Company, as trustee, with respect to the Indenture, dated as of November 10, 2000, between the Company and Wilmington Trust Company, as trustee.
4.3	Fourth Supplemental Indenture, dated as of October 1, 2010, by and among Continental Airlines, Inc., United Continental Holdings, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee, with respect to the Indenture, dated as of July 15, 1997, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to Bank One, N.A.), as trustee.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CONTINENTAL AIRLINES, INC.

By:	/s/ Thomas J. Sabatino, Jr.

Name:	Thomas J. Sabatino, Jr.
Title:	Executive Vice President, General Counsel and Secretary

Date: October 1, 2010

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger among UAL Corporation, Continental Airlines, Inc. and JT Merger Sub Inc., dated as of May 2, 2010 (incorporated by reference to Exhibit 2.1 to Continental Airlines, Inc.’s Current Report on Form 8-K filed on May 3, 2010).
3.1	Amended and Restated Certificate of Incorporation of Continental Airlines, Inc.
3.2	Amended and Restated Bylaws of Continental Airlines, Inc.
4.1	First Supplemental Indenture dated as of October 1, 2010, by and among Continental Airlines, Inc., United Continental Holdings, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee, with respect to the Indenture, dated as of June 10, 2003, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to Bank One, N.A.), as trustee.
4.2	First Supplemental Indenture dated as of October 1, 2010, by and among Continental Airlines, Inc., United Continental Holdings, Inc. and Wilmington Trust Company, as trustee, with respect to the Indenture, dated as of November 10, 2000, between the Company and Wilmington Trust Company, as trustee.
4.3	Fourth Supplemental Indenture, dated as of October 1, 2010, by and among Continental Airlines, Inc., United Continental Holdings, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee, with respect to the Indenture, dated as of July 15, 1997, between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to Bank One, N.A.), as trustee.